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                                  Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report dated January 23, 1998, appearing on Pages F-2 through F-29 of this Form 10-KSB, into the Company's previously filed Registration Statement No. 33-74080.



March 27, 1998                   STEWART, FOWLER & STALVEY, P.C.


                                 /s/ Stewart Fowler & Stalvey, P.C.